UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): June 17, 2009
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Biscayne Tower
2 South Biscayne Boulevard, Suite 2800
Miami, Florida 33131

(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 856-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On June 17, 2009, Terremark Worldwide, Inc., a Delaware corporation (the “Company”), entered into a purchase agreement (the “Purchase Agreement”), by and among the Company, certain of the Company’s subsidiaries (the “Guarantors”) and Credit Suisse Securities (USA) LLC, Jefferies & Company, Inc., RBC Capital Markets Corporation, Piper Jaffray & Co. and TD Securities (USA) LLC, as the initial purchasers (the “Initial Purchasers”), pursuant to which the Company has agreed to issue and sell, and the Initial Purchasers have agreed to purchase, $420,000,000 aggregate principal amount of Senior Secured Notes due 2017 (the “Notes”) in a private placement to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act.
     The Notes will bear interest at an annual rate equal to 12.0%., and the Initial Purchasers have agreed to purchase the Notes from the Company at a purchase price equal to 92.134% of the principal amount thereof.
     The Purchase Agreement provides that the Notes will be issued under an indenture, and the holders of the Notes will be entitled to the benefits of a registration rights agreement pursuant to which the Company will agree to use its best efforts to offer to exchange the Notes pursuant to an exchange offer registration under the Securities Act and to consummate such exchange offer no later than seven months after the date on which the Notes are issued.
     The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and its guarantor subsidiaries, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities. Additionally, the closing of the offering of the Notes is subject to customary closing conditions.
     Affiliates of Credit Suisse Securities (USA) LLC are acting as the administrative agent and as collateral agents and lenders under our senior secured credit facilities and hold our 0.5% Senior Subordinated Convertibles Notes.
     The foregoing description of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.
ITEM 8.01 Other Events
     On June 17, 2009, the Company issued a press release announcing the pricing of the Notes. The Notes have not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or pursuant to an applicable exemption from the registration requirements thereunder.
     The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits

10.1 —	Purchase Agreement, dated June 17, 2009, by and among the Company, certain of the Company’s subsidiaries and the Initial Purchasers.

99.1 —	Press Release dated June 17, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: June 18, 2009	By:	/s/ Jose A. Segrera
Jose A. Segrera
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated June 17, 2009, by and among the Company, certain of the Company’s subsidiaries and the Initial Purchasers.

99.1	Press Release dated June 17, 2009.

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